UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 17, 2021 (May 11, 2021)

ASSERTIO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-237599	85-0598378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Sanders Rd., Suite 300,
Lake Forest, IL 60045

(Address of principal executive offices, including zip code)

(224) 419-7106

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0001 par value	ASRT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 13, 2021, Assertio Holdings, Inc. (the “Company”) filed a Certificate of Amendment to its certificate of incorporation (the “Certificate of Amendment”) to implement a one-to-four reverse split of its issued and outstanding common stock (the “2020 Reverse Split”). The 2020 Reverse Split was approved by the Company’s stockholders at last year’s annual meeting, held on May 19, 2020. The 2020 Reverse Split is separate and distinct from Proposal 2 discussed under Item 5.07 to this Current Report on Form 8-K.

The Reverse Split will become effective as of 12:01 a.m. Eastern Time on May 18, 2021, and the Company’s common stock will begin trading on a split-adjusted basis when the market opens on May 18, 2021.

When the 2020 Reverse Split becomes effective, every four shares of the Company’s issued and outstanding common stock will automatically be converted into one share of common stock, without any change in the par value per share. In addition, proportionate adjustments will be made to (i) the per share exercise price and the number of shares issuable upon the exercise of all outstanding stock options and warrants to purchase shares of common stock, (ii) the number of shares issuable upon the vesting of all restricted stock units and (iii) the number of shares reserved for issuance pursuant to the Company’s equity incentive compensation plans. Any fraction of a share of common stock that would be created as a result of the 2020 Reverse Split will be cashed out at a price equal to the product of the closing price of the Company’s common stock on May 17, 2021 and the amount of the fractional share.

The Company’s common stock will continue to trade on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “ASRT.” The new CUSIP number for the common stock following the 2020 Reverse Split will be 04546C 205.

The foregoing description of the 2020 Reverse Split does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed with this report as Exhibit 3.1 and is incorporated into this report by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 11, 2021, the Company held its 2021 Annual Meeting (the “2021 Annual Meeting”). At the 2021 Annual Meeting, the stockholders voted on the following proposals:

Proposal 1: To elect five directors to hold office until the 2022 Annual Meeting of Stockholders. The votes on Proposal 1 were as follows:

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Peter D. Staple	46,745,446	3,858,377	2,104,165	34,573,802
Heather L. Mason	47,069,469	3,583,177	2,055,342	34,573,802
William T. McKee	44,084,950	6,605,689	2,017,349	34,573,802
Daniel A. Peisert	44,075,589	4,109,945	4,522,454	34,573,802
James L. Tyree	44,293,173	6,353,306	2,061,509	34,573,802

Proposal 2: To approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split and proportionally reduce the number of authorized shares of common stock. Proposal 2 is separate and distinct from the 2020 Reverse Split discussed under Item 5.03 to this Current Report on Form 8-K.

The Company adjourned the meeting with respect to Proposal 2 for the limited purpose of allowing additional time for stockholders to vote on the proposal (details below). While support for Proposal 2 has exceeded 80% of the votes cast on this proposal, approval of more than 50% of all of the Company’s outstanding shares of common stock is necessary for the proposal to be approved. While the votes cast prior to adjournment strongly favored the Proposal 2, approximately 86 million shares remained unvoted on Proposal 2 at the time of adjournment.

Proposal 3: To approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 200,000,000 to 300,000,000 shares.

The Company adjourned the meeting with respect to Proposal 3 for the limited purpose of allowing additional time for stockholders to vote on the proposal. While support for Proposal 3 has exceeded 76% of the votes cast on this proposal, approval of more than 50% of all of the Company’s outstanding shares of common stock is necessary for the proposal to be approved. While the votes cast prior to adjournment strongly favored Proposal 3, approximately 86 million shares remained unvoted on Proposal 3 at the time of adjournment.

The Annual Meeting has been adjourned until June 9, 2021 at 1:00 p.m. (Central Time) for the sole purpose of allowing additional time for stockholders to vote on Proposals 2 and 3. Both leading independent proxy advisory firms, Institutional Shareholder Services and Glass Lewis & Co., recommended in favor of Proposals 2 and 3.

Proposal 4: To approve, on an advisory basis, the compensation of the Company’s named executive officers. The votes on Proposal 4 were as follows:

Votes For	39,696,508
Votes Against	11,197,732
Abstentions	1,813,748
Broker Non-Votes	34,573,802

Proposal 5: To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2021. The votes on Proposal 5 were as follows:

Votes For	82,866,874
Votes Against	1,743,927
Abstentions	2,670,989

Item 8.01. Other Events

As reported above under Item 5.07, the adjourned 2021 Annual Meeting will be reconvened on June 9, 2021 at 1:00 p.m. (Central Time) for the sole purpose of allowing additional time for stockholders to vote on Proposals 2 and 3. The reconvened meeting will be held as a virtual (online) meeting, accessible by visiting https://www.cstproxy.com/assertiotx/2021, or by telephone (listen-only) as follows:

Date:	Wednesday, June 9, 2021
Time	1:00 p.m. Central Time
Dial-in numbers:	1 877-770-3647 (domestic)
+1 312-780-0854 (international)
Passcode:	62782283#

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, dated May 13, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2021

ASSERTIO HOLDINGS, INC.

/s/ Daniel A. Peisert
Daniel A. Peisert
President and Chief Executive Officer